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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 1, 2006

POWERCOLD CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Nevada	33-19584	23-2582701
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 Canfield Road La Vernia, Texas	78121
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 830 779-5223

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (5-06)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

ITEM 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The Board of the Board of Directors of the Company accepted the resignation of Glen Thiessen as Director of the Company effective October 31, 2006.  Mr. Thiessen has resigned because he has plans for other outside business interests, which will not be in conflict with Company business.  Mr. Thiessen will remain as Vice President Sales for the Company. There are no discrepancies between Glen Thiessen and the Company.

The Board of Directors of the Company approved Randy Rutledge and Michael Willms as new Directors of the Company, effective November 1, 2006, until the next Annual Shareholder meeting.

The Board of Directors of the Company approved Randy Rutledge as Chief Financial Officer and Secretary and Treasurer of the Company, effective November 1, 2006.

Mr. Rutledge has been an adviser to the Company for the past 2-3 months.  Mr. Rutledge was previously employed as the Chief Financial Officer of a public company for the past 4 1/2 years.  Mr. Rutledge’s prior employment experience included over 20 years as Founder and Managing Partner of Transportation Services Company.  Mr. Rutledge is a Certified Public Accountant, State of Texas, and has a B.B.A. degree in Finance and Accounting, Southern Methodist University, and a M.B.A. in Marketing and Finance, University of North Texas.

The Board of Directors of the Company approved Michael Willms as Chairman of the Audit Committee for the Company, effective November 1, 2006.  Mr. Willms business experience includes: 4 years as President, Chief Financial Officer and Founder of an investment firm; 8 years as Vice President – Preferred Stock Department of an investment firm; and 7 years as Vice president – Internal Audit and Compliance of an investment firm.  Mr. Willms has a B.B.A degree in Accounting, University of Wisconsin.

The Board of Directors of the Company approved Grayling Hofer as Vice President of Operations, effective November 1, 2006.  Mr. Hofer has been the Company’s Controller and Chief Accounting Officer for the past 4 1/2 years.  Mr. Hofer’s 25 years combined experience in manufacturing and distribution includes:  President of Manufacturers Assistance Group, a consulting firm specializing in assisting troubled and startup manufacturing companies; Vice President of Operations for SewTexas, a manufacturer of custom apparel; Chief Financial Officer for City Pipe & Supply, a pipe, valve and fitting distributor; and Controller for Hobbs Industries, a manufacturer of synthetic filter media. Mr. Hofer has a B.B.A. degree in Accounting from Angelo State University.

SIGNATURES

FORM 8-K

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERCOLD CORPORATION

/s/ Francis L. Simola

___________________________

Francis L. Simola

Chairman and CEO

Date:  November 1, 2006